UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2011

Tree.com, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On November 11, 2011, Tree.com, Inc. (the “Registrant”) announced financial results for the third quarter ended September 30, 2011.  A copy of the related press release and a corrected transcript of the related teleconference are furnished as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release, dated November 11, 2011, with respect to Registrant’s financial results for the third quarter ended September 30, 2011.

99.2	Corrected Transcript of Teleconference dated November 11, 2011, with respect to Registrant’s financial results for the third quarter ended September 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 17, 2011

TREE.COM, INC.

By:	/s/ Christopher R. Hayek
Christopher R. Hayek
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 11, 2011, with respect to Registrant’s financial results for the third quarter ended September 30, 2011.

99.2	Corrected Transcript of Teleconference dated November 11, 2011, with respect to Registrant’s financial results for the third quarter ended September 30, 2011.